INDEPENDENT AUDITOR'S CONSENT



      We hereby consent to the inclusion in the Registration
Statement on Form SB-2, as amended, of Cadapult Graphic Systems,
Inc., of our report dated February 1, 1999 relating to the financial statements of Tartan Technical, Inc.



                              /s/ Belanger & Company, P.C.
                              BERLANGER & COMPANY, P.C.
                              CERTIFIED PUBLIC ACCOUNTANTS




Chelmsford, Massachusetts
December 27, 1999